UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): May 1, 2009

 DERBY RESOURCES, INC.

Nevada	0-51094	13-4067620
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
P.O. Box 110310 Naples, Florida	34108-0106
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code:  (239) 598-2300

China Marketing Media, Inc.

(former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

a)

New Independent Accountant

On May 1, 2009, the Board of Directors of Derby Resources, Inc. (the “Company”) a Nevada corporation, appointed the firm Lake & Associates, CPA’s LLC (“Lake”), whose address is 1905 Wright Blvd., Schaumburg, IL 60193, as the principal independent registered public accounting firm of the Company for the fiscal years ended, December 31, 2008, 2007, 2006, and 2005.  During the two most recent fiscal years or subsequent interim period, neither the Company, nor anyone on its behalf, consulted with Lake regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, nor did Lake, provide advice to the Company, either written or oral, that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue. Further, during the Company's two most recent fiscal years or subsequent interim period, the Company has not consulted Lake, on any matter that was the subject of a disagreement or a reportable event.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DERBY RESOURCES, INC.

Date: May 4, 2009

/s/ Frank Pioppi

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By:  Frank Pioppi
Its:   Chief Executive Officer